Exhibit 99.1

TODCO Monthly Rig Status Report as of May 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	282	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration & Production	term	Mid $30s	68	08/07/06
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
				W&T Offshore	one well	Low $30s	20	06/20/06
5	Rig 11	Conv - 3000 hp, TD	Operating		one well	Mid $30s	90	09/18/06
				Pel-Tex Oil Co., LLC	one well	Low $40s	140	02/05/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	334	04/30/07
7	Rig 17	Posted - 3000 hp, TD	Operating Shipyard	ExxonMobil	one well	High $40s	30 30	06/30/06 07/30/06
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	334	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
				ADTI	one well	Low $40s	20	06/20/06
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	term	High $30s	90	09/18/06
					term	Low $40s	90	12/17/06
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	334	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	term	Mid $30s	48	07/18/06
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	342	05/08/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	High $30s	30	06/30/06
				Centurion Exploration Company	term	Mid $40s	180		to commence early 2007
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Carrizo Oil & Gas	one well	Low $40s	79	08/18/06
				Castex Energy	term	Mid $40s	365	08/18/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Erskine Energy	term	Low $40s	34	07/04/06
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Mid $30s	182	11/29/06
				Tellus Operating Group, L.L.C.	one well	Low $30s	30	06/30/06
24	Rig 55	Posted - 3000 hp, TD	Operating	ADTI	one well	Mid $30s	66	09/04/06
				Gulf Production Company, Inc.	two wells	High $30s	50	10/24/06
				Energy Partners, Limited	term	Low $40s	180	04/22/07
25	Rig 57	Posted - 2000 hp, TD	Operating	Erskine Energy	one well	Low $40s	2	06/02/06
				Genesis Producing Company	one well	Low $40s	20	06/22/06
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
				Forest Oil Corporation	one well	Low $30s	31	07/01/06
27	Rig 64	Posted - 3000 hp, TD	Operating			High $30s	180	12/28/06
				Denbury Onshore LLC	term	Low $40s	90	03/28/07
						Low $40s	90	06/26/07
						Average	227	days

TODCO Monthly Rig Status Report as of May 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	term	Mid $110s	134	10/12/06
2	THE 77	Submersible, TD	Reactivating	McMoran Exploration	term	Mid $80s	270	03/20/07	Anticipated start June 2006
3	THE 78	Submersible, TD	Reactivating	Woodside Energy (USA), Inc.	term	Mid $70s	180	11/27/06	Rig waiting on weather to commence contract
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	term	High $80s	59	07/29/06
5	THE 152	150’ - MC, TD	Operating	ADTI	one well	Mid $60s	11	06/11/06	Contract swap with THE 202
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Operating	Hunt Petroleum (AEC), Inc.	one well	Mid $110s	7	06/07/06
				Forest Oil Corporation	one well	Low $90s	35	07/12/06
			Shipyard				35	08/16/06
10	THE 201	200’ - MC, TD	Operating	Woodside Energy (USA), Inc.	term	Mid $110s	45	07/15/06	Rate adjusts each calendar month
11	THE 202	200’ - MC, TD	Shipyard						Leg repairs
			Operating	Prime Offshore LLC	term	Mid $100s	73	08/31/06	Contract swap with THE 152
12	THE 203	200’ - MC, TD	Operating	Marlin Energy	term	High $110s	120	09/28/06	Rate adjusts each calendar month
13	THE 204	200’ - MC, TD	Operating	ADTI	one well	High $110s	3	06/03/06
					one well	Low $110s	40	07/13/06
14	THE 207	200’ - MC, TD	Operating	MCX Gulf of Mexico LLC	two wells	Low $100s	14	06/14/06
					one well	Low $110s	48	08/01/06
15	THE 250	250’ - MS, TD	Operating	Woodside Energy (USA), Inc.	term	Mid $110s	5	06/05/06
				ATP Oil and Gas	two wells	Mid $110s	49	07/24/06
			Shipyard				30	08/23/06
16	THE 251	250’ - MS, TD	Operating	ADTI	one well	Mid $110s	3	06/03/06
				Petsec Energy	one well	Low $120s	20	06/23/06
				Hall-Houston Exploration	term	Low $110s	180	12/20/06	21 day shipyard scheduled Q4
17	THE 252	250’ - MS, TD	Reactivating	Arena Offshore	term	Mid $80s	365	06/14/07	Anticipated start June 2006
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Mid $60s	28	06/28/06
					term	Low $110s	180	12/25/06
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Reactivating	Seneca Resources Corporation	term	Mid $100s	365		Reactivation delayed by fire; assessing damage
						Average	142	days

TODCO Monthly Rig Status Report as of May 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	172	11/19/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	389	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	698	04/28/08
						Average	420	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	7	06/07/06	Finalizing 2 year contract in Low $50s
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	two wells	Low $20s	205	12/22/06
						Average	106	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	445	08/19/07
						Average	445	days
Colombia / Brazil
1	THE 156	150’ - ILC, TD	Operating	Chevron Texaco - Colombia El Paso - Brazil	three wells two wells	Low $60s High $60s	30 80	06/30/06 09/18/06
						Average	110	days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp, TDr	Reactivating	PDVSA	term	High $20s	210	01/31/07	Anticipated start July 2006
4	Cliffs #40	2000 hp, TD	Operating	PDVSA	term	High $20s	50	07/20/06
5	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	High $20s	45	07/15/06
6	Cliffs #43	2000 hp, TDr	Operating	PDVSA	term	Mid $20s	111	09/19/06
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	term	Mid $30s	171	11/18/06
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	212	12/29/06
						Average	133	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.